Exhibit 10.15

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Addendum 3 to Land Lease Agreement

This addendum dated March 22nd, 2021 ("Addendum Date") to Land Lease Agreement (“Agreement”) dated November 15th, 2019 between Norway Hash Technologies AS (“Customer”), a company existing under the laws of Norway with registration number 921254075 and Troll Housing AS ("Troll") a Norwegian corporation with registration number [***].

Background

Customer considers to increase capacity of their datacenters in Norway, operated by Troll Housing AS and sister company Tydal Data Center AS, with a total capacity (“Total Load”). Customer expects a reduction in Land lease as a function of Total Load and the Parties have agreed that this price reduction applies to expansion and not to the existing 30MW datacenter called Molde-1 and Molde-2. The Land Lease for Molde-3, 4 and 5 is constructed by two factors, Monthly Rent 1 and Monthly Rent 2. A similar Land Lease structure will be used for further capacity expansion as defined in this Addendum.

THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the Parties agree this addendum as follows:

Purpose

This agreement specifies a fixed Monthly Rent 1 (Land lease based on datacenter capacity) and a rebate structure for Monthly Rent 2 (Land Lease dependent on energy use) as a function of Total Load in combination of datacenter capacity in Troll Housing AS and sister company Tydal Data Center.

Land Rent volume rebate

Land Rent volume rebate for datacenter capacity more than 30MW (called New Load, defined as sum of Datacenter capacity Molde-3, 4, 5 etc in Molde and datacenters in Tydal such as Tydal-1,2, 3 etc) is agreed as specified in Table 1.

	Molde 1-5 & Tydal 1-3	Example		Energy volume (kWh) 30-day month		Land Lease (NOK/kWh)				Sum invoiced
	Unit price adjustment range Based on capacity	Capacity (MW)	Total load (Y)	New Load	Total (Y)	Fix Unit Price Based on capacity	Monthly Rent 1 (NOK)	Floating Unit Price Based on use	Monthly Rent 2 (NOK)	Monthly Rent (NOK)
Fix	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]								[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Floating	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Table 1: Definition of Monthly Rent 1 and Monthly Rent 2 as function of Total Load

In Table 1, some examples of New Load are provided and Monthly Rent 1 and 2 is calculated for this additional capacity. The corresponding Total Load (Y) is defined as the current load in Molde-1-2, called X, plus New Load. The sum invoiced from the combination of Land Lease in both datacenters in Molde and Tydal is provided in the last column called “Monthly Rent”. This rent includes both existing Molde-1-2 (X) and the agreed expansion (New Load). Note that rent for capacity in Molde is invoiced from Troll Housing AS, while capacity in Tydal is invoiced from sister company Tydal Data Center AS.

Use of land

If Customer is no longer using the allocated energy and want to keep the power allocation from the local grid company to the datacenter, the grid company may require that the connection fee (currently NOK [***] / kWh installed capacity) is paid to keep the allocation. If and when such requirement is received from local grid company, Troll will invoice and Customer will pay the connection fee similar to normal operation to keep the allocation, except the purchase of energy and green certificates.

If Customer reduces the use of energy, the connection fee for the mandatory price increase by the grid company will be borne by Customer.

If Customer stops using the load for more than two years, Troll has the right to terminate the land lease Land Lease Agreement. If Troll terminates the Land Lease Agreement using this clause, Customer does not need to pay the Land Lease fee after termination date.

Miscellaneous

This Addendum 3 shall be deemed to form part of the Agreement. Subject to the provisions of this Addendum, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Addendum to be duly executed and delivered by their respective authorized representatives as of the Addendum Date stated in the first paragraph.

For and on behalf of Customer	For and on behalf of Troll Housing AS

/s/ Wang Wenguang	/s/ Haakon Bryhni
Authorized Signature	Authorized Signature
Print Name: Wang Wenguang	Print Name: Haakon Bryhni
Date: March 22nd, 2021	Date: March 22nd, 2021

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